Confidential treatment has been requested for portions of this exhibit.  The copy filed herewith omits the information subject to the confidentiality request.  Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

Exhibit 10.21

AMENDMENT NUMBER TWO TO GOOGLE ORDER FORM

This Amendment Number Two to the Google Services Agreement Order Form (“Amendment Number Two”) is made effective as of the January 31, 2006 (“Amendment Number Two Effective Date”) and entered into by and between Answers Corporation (formerly known as Gurunet Corporation), a corporation formed under the laws of Delaware (“Customer”) and Google Inc., a corporation formed under the laws of Delaware with its principal place of business at 1600 Amphitheatre Parkway, Mountain View, California 94043 (“Google”).

Background

1.
Customer and Google entered into that certain Google Services Agreement (“GSA”) and Google Services Agreement Order Form (the “Order Form”), each dated as of January 28, 2005, each as amended by Amendment Number One dated December 20, 2005 (collectively the “Agreement”) pursuant to which Google provides certain Services (as defined in the Agreement) to Customer; and

2.	The parties now desire to extend the term of the Agreement and amend certain terms and conditions of the Order Form.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereby agree as follows:

Terms

1.	For purposes of this Amendment Number Two, unless otherwise defined herein, capitalized terms used herein shall have the same meanings set forth in the Agreement.

2.
Pursuant to Section 2 of the Order Form, the parties agree to renew the Agreement under the same terms and conditions (except as modified by this Amendment Two) for additional two (2) years, through January 31, 2008.

3.	Google shall cease providing any Services to the URL www.gurunet.com.

4.	The “Search Fees” stated on the cover page of the Order Form is hereby amended and restated in its entirety as follows:

“* Search Results Sets”

5.
The “Customer’s AFS Revenue Share Percentage (%)” on the cover page of the Order Form is hereby deleted in its entirety and shall be determined by the following tiered schedule (each an “AFS Scenario”):

(i) if during any calendar month of the Services Term the aggregate of the AFS Revenues and AFC Revenues are equal to or greater than *, then the Customer’s AFS Percentage shall be * for such month; or

(ii) if during any calendar month of the Services Term the aggregate of AFS Revenues and AFC Revenues are less than *, then the Customer’s AFS Percentage shall be * for such month.

For the sake of clarity, Google’s obligation to make payments in accordance to the terms and conditions of the Agreement for any calendar month shall be limited to only one (1) of the AFS Scenarios set forth above for such month.

6.
The “Customer’s AFC Revenue Share Percentage (%)” on the cover page of the Order Form is hereby deleted in its entirety and shall be determined by the following tiered schedule (each an “AFC Scenario”):

(i) if during any calendar month of the Services Term the aggregate of the AFS Revenues and AFC Revenues are equal to or greater than *, then the Customer’s AFC Percentage shall be * for such month; or

(ii) if during any calendar month of the Services Term the aggregate of AFS Revenues and AFC Revenues are less than *, then the Customer’s AFC Percentage shall be * for such month.

For the sake of clarity, Google’s obligation to make payments in accordance to the terms and conditions of the Agreement for any calendar month shall be limited to only one (1) of the AFC Scenarios set forth above for such month.

7.	The “AFC Deduction Percentage (%)” stated on the cover page of the Order Form is hereby amended and restated in its entirety as follows:

“*”

8.	The last sentence of Section 8.1 of the GSA is hereby amended and restated to read as follows:

SUBJECT TO SECTION 8.2, IN NO EVENT SHALL EITHER PARTY’S LIABILITY FOR ANY CLAIM ARISING OUT OF THIS AGREEMENT (WHEN AGGREGATED WITH SUCH PARTY’S LIABILITY FOR ALL OTHER CLAIMS ARISING OUT OF THIS AGREEMENT) EXCEED THE NET AMOUNT THE RESPECTIVE PARTY HAS ACTUALLY RECEIVED AND RETAINED (AND IN THE CASE OF GOOGLE, AFTER ACCOUNTING FOR ALL DEDUCTIONS, PAYMENTS TO CUSTOMER AND OTHER OFFSETS PROVIDED FOR UNDER THE AGREEMENT) DURING THE SIX (6) MONTHS IMMEDIATELY PRECEDING THE DATE ON WHICH SUCH CLAIM ARISES.

9.	The terms and conditions of the Agreement, except as amended by this Amendment Number Two, shall remain in full force and effect.

10.	This Amendment Number Two may be executed in counterparts, including facsimile counterparts.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to enter into this Amendment Number Two effective as of the Amendment Number Two Effective Date set forth above.

CUSTOMER: ANSWERS CORPORATION	GOOGLE INC.

By: /s/ Robert S. Rosenschein	By: /s/ Joan Braddi

Name: Robert S. Rosenschein	Name: Joan Braddi

Title: CEO	Title: VP Search Service

Date: 1/31/06	Date: 2/1/2006

Fax: 646-304-1826+	Fax: 650-618-1806